DREYFUS PREMIER MANAGED INCOME FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus Premier Managed Income Fund (the "Fund") you are being asked to vote on an Agreement and Plan of Reorganization for the Fund under which all of the Fund's assets attributable to its Class A, Class B, Class C and Class R shares would be transferred in a tax-free reorganization to Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), in exchange for Class A, Class B, Class C and Class R shares, respectively, of the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has management policies similar to those of the Fund. The Fund is a series of The Dreyfus/Laurel Funds Trust (the "Trust"), and the Acquiring Fund is a series of Dreyfus Premier Fixed Income Funds.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees of the Trust believe that the proposal set forth in the notice of meeting for the Fund is important and recommend that you read the enclosed materials carefully and then vote for the proposal.

          Your vote is important. Please take a moment to sign and return your proxy card in the enclosed postage-paid return envelope. The Fund also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone, it will use procedures designed to (1) authenticate shareholders' identities, (2) allow shareholders to authorize the voting of their shares in accordance with their instructions and (3) confirm that their instructions have been recorded properly.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, Steven F. Newman, Secretary

February 1, 2002

TRANSFER OF THE ASSETS OF
DREYFUS PREMIER MANAGED INCOME FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER CORE BOND FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), a series of Dreyfus Premier Fixed Income Funds, on or about April 16, 2002 (the "Closing Date") and will no longer be a shareholder of the Dreyfus Premier Managed Income Fund (the "Fund"), a series of The Dreyfus/Laurel Funds Trust (the "Trust"). The Fund will be dissolved pursuant to the proposed reorganization. You will receive Class A, Class B, Class C or Class R shares of the Acquiring Fund corresponding to your Class A, Class B, Class C or Class R shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.

WHAT IS THE KEY REASON FOR THIS REORGANIZATION?

The Trust's Board believes that the reorganization will permit Fund shareholders to participate in a larger fund that has similar investment policies.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The Fund's investment goal is to provide current income, consistent with what is believed to be prudent risk of capital, while the Acquiring Fund seeks to maximize total return through capital appreciation and current income. The investment goals, practices and limitations of each fund (and the related risks) are not identical. The Dreyfus Corporation is the investment adviser for each fund. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

The proposed fund reorganization, if approved by Fund shareholders, will not be a taxable event for Federal income tax purposes. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Exchange Privilege, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Sweep, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge or CDSC will be imposed at the time of the transaction, although any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase).

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund on the date of the consummation of the reorganization.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

The Trustees of the Trust recommend that you vote FOR the reorganization. The Trustees believe the reorganization is in the best interests of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER MANAGED INCOME FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Premier Managed Income Fund (the "Fund"), a series of The Dreyfus/Laurel Funds Trust (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, April 10, 2002, at 11:30 a.m., for the following purposes:

1.	To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund attributable to its Class A, Class B, Class C and Class R shares to Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C and Class R shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Class A, Class B, Class C and Class R shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its Class A, Class B, Class C and Class R shareholders, respectively, in liquidation of the Fund, after which the Fund will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on January 31, 2002, will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Steven F. Newman, Secretary

New York, New York
February 1, 2002

WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer Of The Assets Of

DREYFUS PREMIER MANAGED INCOME FUND
(A Series of The Dreyfus/Laurel Funds Trust)

To And In Exchange For Shares Of

DREYFUS PREMIER CORE BOND FUND
(A Series of Dreyfus Premier Fixed Income Funds)

PROSPECTUS/PROXY STATEMENT
February 1, 2002

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 10, 2002

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of The Dreyfus/Laurel Funds Trust (the "Trust") on behalf of Dreyfus Premier Managed Income Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, April 10, 2002, at 11:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on January 31, 2002, are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets, subject to stated liabilities, attributable to its Class A, Class B, Class C and Class R shares to Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), a series of Dreyfus Premier Fixed Income Funds (the "Acquiring Trust"), in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C and Class R shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares, Class B shares, Class C shares or Class R shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated February 1, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are open-end, management investment companies advised by Dreyfus. Although the funds do not have identical investment objectives they do have similar management policies. However, the investment practices and limitations of each fund (and the related risks) are not identical. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated March 1, 2001 and Annual Report for its fiscal year ended October 31, 2001, including its audited financial statements for the fiscal year, each accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated in this Prospectus/Proxy Statement by reference. For a free copy of the Fund's Prospectus dated May 1, 2001, Annual Report for the fiscal year ended December 31, 2000, and Semi-Annual Report for the six months ended June 30, 2001, call 1-800-554-4611, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C and Class R shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. As of January 16, 2002, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding  Class B Shares Outstanding  Class C Shares Outstanding  Class R Shares Outstanding
      4,775,365.120                1,357,074.797                217,691.559                 331,988.006

Proxy materials will be mailed to shareholders of record on or about February 8, 2002.

TABLE OF CONTENTS

Summary

Reasons for the Exchange

Information about the Exchange

Additional Information about The Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers And Voting Trustees And Their Nominees

Exhibit A: Agreement and Plan of Reorganization	5 16 16 19 19 22 22 23 A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Trust's Board, including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has approved unanimously an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C and Class R shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class R Fund shareholder will receive a pro rata distribution of Acquiring Fund Class A, Class B, Class C and Class R shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be terminated as a series of the Trust.

          As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange. No sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the Exchange. Any subsequent investment in the Acquiring Fund after the Exchange will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase.

          The Trust's Board has concluded unanimously that the Exchange would be in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

           Tax Consequences. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (1) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (2) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (3) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Fund seeks high current income, consistent with what is believed to be prudent risk of capital. The Acquiring Fund seeks to maximize total return through capital appreciation and current income.

          To pursue their goals, the Acquiring Fund and the Fund each invests in fixed-income securities, including U.S. government bonds and notes, corporate bonds, convertible securities, preferred stocks, asset-backed securities, mortgage-related securities, and foreign bonds. The Acquiring Fund also may own warrants and common stock acquired in "units" with bonds. The Fund normally invests at least 65% of its total assets in various types of U.S. Government securities and investment grade corporate debt obligations (or their unrated equivalent as determined by Dreyfus). The Acquiring Fund invests at least 65% of its total assets in fixed income securities. Generally, the Acquiring Fund seeks to maintain a portfolio with an investment grade (BBB/Baa) average credit quality. However, the Acquiring Fund and the Fund each may invest up to 35% of its assets in obligations rated below investment grade ("high yield" or "junk" bonds) or comparable securities.

          The Fund normally invests at least 65% of its total assets in debt obligations having remaining maturities of 10 years or less. The Fund may invest up to 25% of its total assets in convertible debt obligations and preferred stocks and up to 20% of its total assets in foreign securities. In addition to obligations issued by the U.S. government, its agencies and instrumentalities, the Fund may invest up to 25% of its total assets in asset-backed securities, including mortgage-backed securities, that are not issued by such entities.

          The Acquiring Fund has the flexibility to shift its investment focus among different fixed-income securities, based on market conditions and other factors. In choosing market sectors and securities for investment, the issuer's financial strength, and the current state and long-term outlook of the industry or sector are reviewed. Current and forecasted interest rate and liquidity conditions also are important factors. The Acquiring Fund may invest up to 30% of its total assets in foreign securities. Typically, the Acquiring Fund can be expected to have an average effective maturity of between 5 and 10 years and an average effective duration between 3.5 and 6 years. While the Acquiring Fund's duration and maturity usually will stay within these ranges, if the maturity or duration of the Acquiring Fund's unmanaged benchmark index moves outside these ranges, so may the Acquiring Fund's. In calculating average effective maturity, the Acquiring Fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a fund's duration, the more it is likely to react to interest rate fluctuations and the greater its long term risk/return potential.

          Each of the Fund and the Acquiring Fund may invest in collateralized mortgage obligations and foreign government obligations and may engage in currency exchange transactions (including forward exchanges) in order to manage certain risks associated with purchasing and selling securities denominated in foreign currencies. In addition, the Acquiring Fund may invest in securities of issuers located in emerging markets and engage in futures and options transactions, short sales of securities, and leveraging. The Fund does not use such techniques.

          Both the Fund and the Acquiring Fund are diversified, which means that with respect to 75% of the Fund's or the Acquiring Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer.

          The Fund's investment objective may be changed without shareholder vote, whereas the Acquiring Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the Acquiring Fund's outstanding voting securities. For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund/Trust" in the Fund's Statement of Additional Information and "Description of the Company and Funds" in the Acquiring Fund's Statement of Additional Information.

          Both the Trust and the Acquiring Trust are organized as unincorporated business trusts under the laws of the Commonwealth of Massachusetts.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will go up and down, which means that you could lose money.

•	Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates; the longer a fund's effective maturity or duration, the more its share price is likely to react to interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause the bond's price to fall, potentially lowering the fund's share price. Although each fund invests primarily in investment grade bonds, each may invest to a limited extent in high yield bonds which involve greater credit risk than investment grade bonds, including the risk of default, and are considered speculative. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Market risk. The fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity conditions and credit quality of such sectors.

•	Illiquidity. When there is no active trading market for specific securities, it can become more difficult to sell the securities at or near their fair value, and the value of the securities and the fund's share price may fall dramatically.

•	Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund's potential price gain, reduce the fund's yield or cause the fund's share price to fall. When interest rates rise, the fund's effective duration may lengthen in response to a drop in mortgage prepayments, which would increase the fund's sensitivity to rising rates and its potential for price declines.

•	Foreign risk. The prices and yields of foreign bonds may be affected by political and economic instability, less liquid markets for such securities, or changes in currency exchange rates. The bonds of issuers located in emerging markets in which the Acquiring Fund may invest can be more volatile and less liquid than those of issuers in more mature economies.

          In addition, the Fund typically does, and the Acquiring Fund may, engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance. A fund's foreign currency transactions may expose the fund to the risk that the U.S. dollar may appreciate against foreign currencies or a foreign government may impose currency conversion or trading restrictions.

          Each of the Fund and the Acquiring Fund may invest in mortgage- and asset-backed securities, which can be a form of derivative. In addition, the Acquiring Fund may invest in other derivatives, such as options and futures contracts. The value of derivatives can be highly volatile, and a small investment in them could have a potentially large impact on a fund's performance. Derivatives can be highly sensitive to changes in their underlying security, interest rate or index. The Fund and the Acquiring Fund also may buy securities on a forward-commitment basis and the Acquiring Fund may enter into reverse repurchase agreements, which may have a leveraging effect on the fund and, thus, potentially increase its overall volatility.

           Under adverse market conditions, the Fund or the Acquiring Fund could invest some or all of its assets in money market securities. Although the Fund or the Acquiring Fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. To the extent a fund invests defensively in these securities, it might not achieve its investment objective. A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See "Main Risks" in the relevant Prospectus and "Description of the Fund/Trust" in the Fund's Statement of Additional Information and "Description of the Company and Funds" in the Acquiring Fund's Statement of Additional Information for a more complete description of investment risks.

           Sales Charges. The schedules of the initial sales charge imposed on Class A shares and the CDSC imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. In addition, Fund Class A shares and Acquiring Fund Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. Class R shares are designed for eligible institutions on behalf of their clients (individuals may not purchase these shares directly) and are sold without a sales load or Rule 12b-1 fee. See in the relevant Prospectus "Account Policies--Share Class Charges" for a discussion of sales charges and "Account Policies--Selling Shares" for a discussion of the CDSC imposed on Class B and Class C shares.

           Fees and Expenses. The following information concerning fees and expenses of the Fund and the Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses set forth below are for the fiscal year ended December 31, 2001 for the Fund and October 31, 2001 for the Acquiring Fund. The "Pro Forma After Exchange" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of October 31, 2001, as adjusted showing the effect of the Exchange had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

          The Fund and the Acquiring Fund each pay Dreyfus a management fee. The management fee structures of the Fund and the Acquiring Fund differ. Unlike the arrangements between most investment advisers and the funds they manage, the Fund pays Dreyfus a "unitary" fee at the annual rate of .70% of the value of the Fund's average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Fund's expenses except brokerage fees, taxes, interest, fees and expenses of the non-interested Trustees (including counsel expenses), the Rule 12b-1 fees described below, and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its fee by an amount equal to the Fund's allocable share of such fees and expenses. The Acquiring Fund pays Dreyfus a separate management fee at the annual rate of .60% of the value of the Acquiring Fund's average daily net assets, pays other service providers directly, and bears other Acquiring Fund expenses directly. Because the "other expenses" of each class of the Acquiring Fund may vary from year to year, it is possible that the total annual fund operating expenses of one or more classes of the Acquiring Fund will be more or less than those of the corresponding class of the Fund. As of October 31, 2001, the total annual fund operating expenses of each class (other than Class B) of the Acquiring Fund are not more than .07% higher than those of the corresponding class of the Fund.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

                                                                                Pro Forma After
                                                                                    Exchange
                                        Fund              Acquiring Fund         Acquiring Fund
                                       Class A               Class A                Class A
                                    -------------         -------------        ------------
  Management fees                      .70%                  .60%                    .60%
  Rule 12b-1 fee                       .25%                  None                    None
  Shareholder services fee             None                  .25%                    .25%
  Other expenses                       .00%                  .14%                    .13%
  --------------                     --------              -------                 --------
  Total                                .95%                  .99%                    .98%

                                                                                 Pro Forma After
                                                                                    Exchange
                                        Fund              Acquiring Fund         Acquiring Fund
                                       Class B               Class B                Class B
                                    -------------         -------------        ------------
 Management fees                        .70%                 .60%                    .60%
  Rule 12b-1 fee                       1.00%                 .50%                    .50%
  Shareholder services fee              None                 .25%                    .25%
  Other expenses                        .00%                 .20%                    .19%
  --------------                     --------              -------                 --------
  Total                                1.70%                1.55%                   1.54%

                                                                                 Pro Forma After
                                                                                    Exchange
                                        Fund              Acquiring Fund         Acquiring Fund
                                       Class C               Class C                Class C
                                    -------------         -------------        ------------
  Management fees                       .70%                 .60%                    .60%
  Rule 12b-1 fee                       1.00%                 .75%                    .75%
  Shareholder services fee             None                  .25%                    .25%
  Other expenses                        .00%                 .17%                    .16%
  --------------                     --------              -------                 --------
  Total                                1.70%                1.77%                   1.76%

                                                                                Pro Forma After
                                                                                    Exchange
                                        Fund              Acquiring Fund         Acquiring Fund
                                       Class R               Class R                Class R
                                    -------------         -------------        ------------
  Management fees                       .70%                 .60%                    .60%
  Rule 12b-1 fee                        None                 None                    None
  Shareholder services fee              None                 None                    None
  Other expenses                        .00%                 .13%                    .12%
  --------------                     --------              -------                 --------
  Total                                 .70%                 .73%                    .72%

Example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

                                                                                            Acquiring
                         Fund                            Acquiring Fund              Fund Pro Forma After Exchange
         Class A  Class B   Class C  Class R  Class A Class B   Class C  Class R Class A Class B   Class C Class R
          Shares  Shares*   Shares*   Shares  Shares  Shares*   Shares*  Shares   Shares Shares*   Shares* Shares
          ------  ------    ------    ------  ------  ------    ------   ------   ------ ------    ------  ------
1 Year   $  543   $  573/   $  273/  $ 72     $546    $558/     $280/     $75     $545   $557/     $279/   $74
                  $  173    $  173                    $158      $180                     $157      $179
3 Years  $  739   $  836/   $  536/  $224     $751    $790/     $557/     $233    $748   $786/     $554/   $230
                  $  536    $  536                    $490      $557                     $486      $554
5 Years  $  952   $1,123/   $  923/  $390     $972    $1,045/   $959/     $406    $967   $1,039/   $954/   $401
                  $  923    $  923                    $845      $959                     $839      $954
10 Years $1,564   $1,627**/ $2,009/  $871     $1,608  $1,557**/ $2,084**/ $906    $1,597 $1,546**/ $2,073/ $894
                  $1,627**  $2,009                    $1,557**  $2,084**                 $1,546**  $2,073

* **	With redemption/without redemption. Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           Acquiring Fund Past Performance. The bar chart and table below show some of the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund Class A shares' performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the Acquiring Fund's Class A shares average annual total return to that of the Merrill Lynch Domestic Master Index, an unmanaged bond performance benchmark, the Acquiring Fund's benchmark index. Sales loads are reflected in the table below. Since the Class B, Class C and Class R shares of the Acquiring Fund have less than one calendar year of performance as of the date of this Prospectus/Proxy Statement, past performance information for those classes is not included. Performance for each share class will vary from the performance of the Acquiring Fund's other share classes due to differences in charges and expenses. The chart and table assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Acquiring Fund--Class A Shares
Year-by-year total return as of 12/31 each year (%)

   9.00%      15.10%     -6.33%    20.81%      6.63%     11.17%     4.33%      4.92%     9.13%      5.69%
------------ ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
    '92         '93       '94        '95        '96       '97        '98        '99       '00        '01

Best Quarter:                 Q2 '95             7.44%
Worst Quarter:                Q1 '94            -4.34%

Acquiring Fund--Class A Shares
Average annual total return as of 12/31/01

                                 1 Year           5 Years          10 Years
                             ---------------- ----------------- ----------------
Acquiring Fund- Class A           0.92%            6.03%             7.33%
Shares
                             ---------------- ----------------- ----------------
Merrill Lynch Domestic
Master Index
                                  8.32%            7.43%             7.29%

           Fund Past Performance. The bar chart and table below show some of the risks of investing in the Fund. The bar chart shows the changes in the Fund's Class A shares' performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total return of each of the Fund's share classes to that of the Merrill Lynch Domestic Master Index, the Acquiring Fund's benchmark index and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of bond performance and the Fund's benchmark index. Performance for each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. The chart and table assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

Fund—Class A Shares
Year-by-year total return as of 12/31 each year (%)

   8.77%      14.54%     -5.14%    17.32%      3.42%     9.80%      4.90%     -1.75%     9.53%      6.09%
------------ ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
    '92         '93       '94        '95        '96       '97        '98        '99       '00        '01

Best Quarter:                 Q2'95              +6.79%
Worst Quarter:                Q2'94              -2.98%

Fund--Class A, Class B, Class C and Class R Shares
Average annual total return as of 12/31/01

                                                                10 Years /Life
                                 1 Year           5 Years          of Class
                             ---------------- ----------------- ----------------
Fund Class A Shares               1.36%            4.65%             6.06%
                             ---------------- ----------------- ----------------
Fund Class B Shares               1.30%            4.52%             6.10%* #
                             ---------------- ----------------- ----------------
Fund Class C Shares               4.29%            4.85%             5.99%*
                             ---------------- ----------------- ----------------
Fund Class R Shares               6.24%            5.88%             6.40%**
                             ---------------- ----------------- ----------------
Merrill Lynch Domestic            8.32%            7.43%             7.29%***
Master Index
                             ---------------- ----------------- ----------------
Lehman Brothers Aggregate         8.44%            7.43%             7.23%***
Bond Index
*	Inception date: 12/19/94
#	Assumes conversion of Class B shares to Class A shares at the end of the sixth year following date of purchase.
**	Inception date: 2/1/93
***	Based on life of Class R. For comparative purposes, the value of the index on 1/31/93 is used as a beginning value on 2/1/93

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $181 billion in over 195 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $547 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

           Primary Portfolio Managers. For the Fund, investment decisions are made by a committee of portfolio managers. The committee has managed the Fund since May 2000. No individual committee member is primarily responsible for making these investment decisions. The Fund's portfolio management committee also comprises the fixed income team of The Boston Company Asset Management, Inc., an affiliate of Dreyfus.

          For the Acquiring Fund, investment decisions are made collectively by the Dreyfus Taxable Fixed Income Team, which consists of sector specialists. The team's specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the portfolio and recommend securities for investment. None of the members of the Dreyfus Taxable Fixed Income Team are on the committee of portfolio managers that manage the Fund.

           Board Members. Other than Joseph S. DiMartino, Chairman of the Board of the Trust and the Acquiring Trust, each fund has different Board members. For a description of the Board members, see the relevant Statement of Additional Information.

           Capitalization. Both the Fund and the Acquiring Fund have classified their respective shares into four classes - Class A, Class B, Class C and Class R. The following table sets forth as of October 31, 2001 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                Pro Forma After
                                                                                    Exchange
                                        Fund              Acquiring Fund         Acquiring Fund
                                       Class A               Class A                Class A
                                    -------------         -------------          ------------
  Total net assets                   $52,521,865           $931,011,799          $983,533,664
  Net asset value per share               $10.66                 $14.75                $14.75
  Shares outstanding                   4,926,679         13,123,991,349            66,683,972

                                                                                Pro Forma After
                                                                                    Exchange
                                        Fund              Acquiring Fund         Acquiring Fund
                                       Class B               Class B                Class B
                                    -------------         -------------          ------------
  Total net assets                   $14,640,366           $204,991,349          $219,631,715
  Net asset value per share               $10.66                 $14.77                $14.77
  Shares outstanding                   1,373,477             13,876,821            14,868,105

                                                                                Pro Forma After
                                                                                    Exchange
                                        Fund              Acquiring Fund         Acquiring Fund
                                       Class C               Class C                Class C
                                    -------------         -------------          ------------
  Total net assets                   $2,680,150             $85,283,791           $87,963,941
  Net asset value per share              $10.67                  $14.72                $14.72
  Shares outstanding                    251,182               5,793,401             5,975,474

                                                                                Pro Forma After
                                                                                    Exchange
                                        Fund              Acquiring Fund         Acquiring Fund
                                       Class R               Class R                Class R
                                    -------------         -------------          ------------
  Total net assets                   $3,669,699              $5,822,917            $9,492,616
  Net asset value per share              $10.65                  $14.75                $14.75
  Shares outstanding                    344,561                 394,839               643,624

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially the same. See "Account Policies - Buying Shares" and "Services for Fund Investors" in the relevant Prospectus for a discussion of purchase procedures.

           Shareholder Services Plan. Class A, Class B and Class C shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays its distributor a fee at an annual rate of .25% of the average daily net assets of the relevant class for providing shareholder services. The Fund has no Shareholder Services Plan, but has adopted plans pursuant to Rule 12b-1 under the 1940 Act, described below, which provide for payments for shareholder servicing. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Distribution and Service Plans. Class A, Class B and Class C shares of the Fund and Class B and Class C shares of the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Fund's Rule 12b-1 Plans, the Fund pays its distributor a fee at an annual rate of .25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of each of Class B and Class C shares (there is no Rule 12b-1 Plan fee for Class R shares) for distribution expenses and shareholder service of such shares. Under the Acquiring Fund's Rule 12b-1 Plan, the Acquiring Fund pays its distributor a fee at an annual rate of .50% of the average daily net assets of Class B shares and .75% of the average daily net assets of Class C shares (there is no Rule 12b-1 Plan fee for Class A or Class R shares) to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant Class of shares on an ongoing basis, over time it will increase the cost of your investment in such Class of shares and may cost you more than paying other types of sales charges. See "Distribution and Service Plans" in the Fund's Statement of Additional Information and "Distribution Plan and Shareholder Services Plan--Distribution Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the relevant Rule 12b-1 Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See "Account Policies--Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

           Distributions. The dividend and distributions policies of the Fund and the Acquiring Fund are identical, although the actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus for a further discussion of the shareholder services offered.

REASONS FOR THE EXCHANGE

          The Trustees of the Trust and the Acquiring Trust have concluded that the Exchange is in the best interests of the Fund and the Acquiring Fund, respectively, and their shareholders. Each Board believes that the Exchange will permit their respective shareholders to pursue similar investment goals in a larger fund without diluting such shareholders' interests. As of December 31, 2001, the Fund had assets of approximately $69.7 million and the Acquiring Fund had assets of approximately $1.26 billion. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Fund shareholders should obtain the benefits of economies of scale, which may result in a lower overall expense ratio over time through the spreading of fixed costs of fund operations over a larger asset base. As of October 31, 2001, the overall expense ratio of each class, except Class B, of the Acquiring Fund was not more than .07% higher than that for a corresponding Class of the Fund.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment management policies and investment restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Exchange; and (6) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange.

INFORMATION ABOUT THE EXCHANGE

           Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund, attributable to the Fund's Class A, Class B, Class C and Class R shares, in exchange for Acquiring Fund Class A, Class B, Class C and Class R shares, respectively, and the assumption by the Acquiring Fund of the Fund's stated liabilities on April 16, 2002 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding Class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Account Policies--Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C and Class R shareholders of record, as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C and Class R shares, respectively, received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates will be exchanged for Acquiring Fund share certificates.

          The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the Trust and the Acquiring Trust, respectively.

          The total expenses of the Exchange are expected to be approximately $78,500, which will be borne pro rata according to the aggregate net assets of the Fund and the Acquiring Fund on the date of the Exchange or, if the Exchange is not consummated, at the time the Plan is terminated. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund may retain an outside firm to solicit proxies on behalf of the Trust's Board. The cost to the Fund of any such outside firm solicitation is estimated to be approximately $10,000.

          If the Exchange is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Fund's ability to (i) invest more than 5% of its total assets in obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of one or more issuers conducting their principal activities in the same industry, as described in the Fund's Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for the Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by each Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

Required Vote and Board's Recommendation

          The Trust's Board has approved the Plan and the Exchange and has determined that (1) participation in the Exchange is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

THE TRUST'S BOARD, INCLUDING THE "NON-INTERESTED" TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-07172). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-43846).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund or the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of January 16, 2002, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Fund:

                                                                             Percentage of
                                                                             -------------
                                      Name and Address                     Outstanding Shares
                                                                           ------------------

                                                                       Before           After
                                                                      Exchange         Exchange
                                                                      --------         --------

Class B             Merrill Lynch, Pierce, Fenner & Smith             23.7384%          1.3200%
-------
                    For The Sole Benefit Of Its Customers
                    4800 Deer Lake Drive
                    Jacksonville, FL 32246-6484

Class C             Merrill Lynch, Pierce, Fenner & Smith             47.2465%          1.1204%
-------
                    For The Sole Benefit Of Its Customers
                    4800 Deer Lake Drive
                    Jacksonville, FL  32246-6484

                    Wells Fargo Investments LLC                       12.4066%          0.2942%
                    680 Second Avenue South 8th Fl
                    Minneapolis, MN  55402-1916

Class R             Bost & Co                                         55.2367%          20.6274
-------
                    Mellon Private Asset Management
                    P.O. Box 534005
                    Pittsburgh, PA 15253-4005

                    Boston Safe Deposit & Trust Co TT                 26.4218%          9.8669%
                    As Agent-Omnibus Account
                    Dreyfus Retirement Services
                    135 Santilli Highway
                    Everett, MA 02149-1906

                    Mac & Co 10124234AL9                              7.1748%           2.6793%
                    P.O. Box 534005
                    Pittsburgh, PA 15253-4005

          As of January 16, 2002, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:

                                                                             Percentage of
                                                                             -------------
                                      Name and Address                     Outstanding Shares
                                                                           ------------------

                                                                       Before           After
                                                                      Exchange         Exchange
                                                                      --------         --------

Class A             The Manufacturers Life Insurance Company           23.6574%         22.4843%
-------
                    250 Bloor Street
                    Toronto Ontario
                    Canada M4W IE5

                    Merrill Lynch, Pierce, Fenner & Smith               6.2254%           5.9167%
                    For The Sole Benefit Of Its Customers
                    4800 Deer Lake Drive
                    Jacksonville, FL 32246-6484

Class B             Merrill Lynch, Pierce, Fenner & Smith              14.6507%         13.8360%
-------
                    For The Sole Benefit Of Its Customers
                    4800 Deer Lake Drive
                    Jacksonville, FL 32246-6484

Class C             Merrill Lynch, Pierce, Fenner & Smith              26.9864%         26.3465%
-------
                    For The Sole Benefit Of Its Customers
                    4800 Deer Lake Drive
                    Jacksonville, FL 32246-6484

Class R             Boston Safe Deposit & Trust Co TT                  86.3849%         54.1256%
-------
                    As Agent-Omnibus Account
                    Dreyfus Retirement Services
                    135 Santilli Highway
                    Everett, MA 02149-1906

                    Trust Company of the Berkshires                    8.9754%           5.6237%
                    P.O. Box 1759
                    Pittsfield, MA  01202-1759

          As of January 16, 2002, Trustees and officers of the Trust and the Acquiring Trust, as a group, each owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 2000 and the audited financial statements of the Acquiring Fund for the fiscal year ended October 31, 2001 have been incorporated herein by reference in reliance upon the reports of KPMG LLP, the Fund's independent auditors, and Ernst & Young LLP, the Acquiring Fund's independent auditors, respectively, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Trust's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated December 19, 2001 (the "Agreement"), between THE DREYFUS/LAUREL FUNDS TRUST (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS PREMIER MANAGED INCOME FUND (the "Fund"), and DREYFUS PREMIER FIXED INCOME FUNDS (the "Acquiring Trust"), a Massachusetts business trust, on behalf of DREYFUS PREMIER CORE BOND FUND (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund, attributable to the Fund's Class A, Class B, Class C and Class R shares, to the Acquiring Fund in exchange solely for its Class A shares ("Acquiring Fund Class A Shares"), Class B shares ("Acquiring Fund Class B Shares"), Class C shares ("Acquiring Fund Class C Shares") and Class R shares ("Acquiring Fund Class R Shares and, together with Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares, the "Acquiring Fund Shares"), respectively, of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

           WHEREAS, the Fund is a diversified series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a diversified series of the Acquiring Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their respective shares of beneficial interest;

           WHEREAS, the Trust's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, attributable to the Fund's Class A, Class B, Class C and Class R shares, for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R Shares, respectively, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Acquiring Trust's Board has determined that the exchange of all of the assets and stated liabilities of the Fund, attributable to the Fund's Class A, Class B, Class C and Class R shares, for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R Shares, respectively, and the assumption of such liabilities by the Acquiring Fund is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

          1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), attributable to the Fund's Class A, Class B, Class C and Class R shares, and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B, Class C and Class R shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R Shares, respectively, received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

          1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

          2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust, as amended (the "Acquiring Trust's Trust Agreement"), and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

          2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Trust Agreement and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

          2.3 The number of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, Acquiring Fund Class C Shares and Acquiring Fund Class R Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable Class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Class A Share, Acquiring Fund Class B Share, Acquiring Fund Class C Share or Acquiring Fund Class R Share, as the case may be, determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be April 16, 2002, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Class A, Class B, Class C and Class R Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C and Class R shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES.

          4.1 The Trust, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

                     (a) The Fund is a series of the Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

                     (b) The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, of which the Fund is a duly established and designated separate diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

                     (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Trust Agreement"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

                     (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                     (g) The Statements of Assets and Liabilities of the Fund for the five fiscal years ended December 31, 2000 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                     (h) Since December 31, 2000, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Sections 1.2 and 4.1(g) hereof.

                     (i) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                     (j) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                     (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (n) The proxy statement of the Trust (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Fund as follows:

                     (a) The Acquiring Fund is a series of the Acquiring Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

                     (b) The Acquiring Trust is registered under the 1940 Act as an open-end management investment company, of which the Acquiring Fund is a duly established and designated separate diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

                     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                     (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Trust's Trust Agreement or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

                     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                     (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended October 31, 2001 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                     (g) Since October 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                     (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                     (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                     (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                     (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Trust's Board and shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (l) The Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.	COVENANTS OF THE ACQUIRING FUND AND THE FUND.

          5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

          5.5 The Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

          6.3 The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Trust shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Fund Shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that for Federal income tax purposes:

                     (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

          No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

          9.3 The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets as of the Closing Date or, if this Agreement is terminated or the Reorganization contemplated hereby is abandoned prior to the Closing Date, as of the date of such termination or abandonment.

10.	WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust and the Acquiring Trust shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

          11.4 This Agreement may be amended only by a signed writing between the parties.

          11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.7 The names "The Dreyfus/Laurel Funds Trust" and "Trustees of The Dreyfus/Laurel Funds Trust" refer respectively to the Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust's Trust Agreement, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Fund's property, and all persons dealing with the Fund's shares must look solely to the Fund's property for the enforcement of any claims against the Fund.

          11.8 The names "Dreyfus Premier Fixed Income Funds" and "Trustees of Dreyfus Premier Fixed Income Funds" refer respectively to the Acquiring Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Acquiring Trust's Trust Agreement, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Acquiring Trust. The obligations of the Acquiring Trust entered into in the name or on behalf of the Acquiring Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Trust personally, but bind only the Acquiring Fund's property, and all persons dealing with the Acquiring Fund's shares must look solely to the Acquiring Fund's property for the enforcement of any claims against the Acquiring Fund.

          IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS/LAUREL FUNDS TRUST, on behalf of Dreyfus Premier Managed Income Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/ Steven F. Newman
                 Steven F. Newman,
                 Secretary

DREYFUS PREMIER FIXED INCOME FUNDS, on behalf of Dreyfus Premier Core Bond Fund By: /s/ Stephen E. Canter Stephen E. Canter, President

ATTEST: /s/ John B. Hammalian
                 John B. Hammalian,
                 Secretary

Dreyfus Premier Managed Income Fund

          The undersigned shareholder of Dreyfus Premier Managed Income Fund (the "Fund"), a series of The Dreyfus/Laurel Funds Trust (the "Trust"), hereby appoints Jeff S. Prusnofsky and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on January 31, 2002, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 11:30 a.m., on Wednesday, April 10, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Dreyfus Premier Fixed Income Funds, on behalf of Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities, attributable to its Class A, Class B, Class C and Class R shares to the Acquiring Fund in exchange for the Acquiring Fund's corresponding Class A, Class B, Class C and Class R shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ____ __, 2002 Signature(s) Signature(s)

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2002

Acquisition of the Assets of

DREYFUS PREMIER MANAGED INCOME FUND
(A series of The Dreyfus/Laurel Funds Trust)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Shares of
DREYFUS PREMIER CORE BOND FUND
(A series of Dreyfus Premier Fixed Income Funds)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated February 1, 2002, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier Managed Income Fund (the "Fund"), a series of The Dreyfus/Laurel Funds Trust, attributable to the Fund's Class A, Class B, Class C and Class R shares in exchange for Class A, Class B, Class C and Class R shares, respectively, of Dreyfus Premier Core Bond Fund (the "Acquiring Fund"), a series of Dreyfus Premier Fixed Income Funds. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

                      1.           The Acquiring Fund's Statement of Additional Information dated March 1, 2001, as revised April 20, 2001.

                      2.           The Acquiring Fund's Annual Report for the fiscal year ended October 31, 2001.

                      3.           The Fund's Annual Report for the fiscal year ended December 31, 2000.

                      4.           The Fund's Semi-Annual Report for the six-month period ended June 30, 2001.

           The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated February 1, 2002 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.